Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Other Intangible Assets [Abstract]
Disclosure of intangible assets and goodwill [text block]

Goodwill and Other Intangible Assets

Goodwill

Changes in Goodwill

The changes in the carrying amount of goodwill, as well as gross amounts and accumulated impairment losses of goodwill, for the years ended December 31, 2018, and December 31, 2017, are shown below by cash-generating units (“CGU”). As of January 1, 2016, the structure of the primary CGUs had been changed as a result of the reorganization of business operations under an amended segment structure. In the second quarter of 2017 and in accordance with the strategy announcement made on March 5, 2017, the Group’s business operations were reorganized under a new divisional structure, which also reconfigured the existing Global Markets, Corporate Finance and Global Transaction Banking businesses into a single division, Corporate & Investment Bank (CIB). A review of CIB confirmed the previous assessment of two separate CGUs. Consequently, the former primary CGUs “Global Markets” and “Corporate & Investment Banking” have been grouped as “Sales & Trading” (S&T) and “Global Transaction Banking & Corporate Finance” (GTB & CF). Please also refer to Note 4, “Business Segments and Related Information” for more information regarding changes in the presentation of segment disclosures.

Goodwill allocated to cash-generating units

in € m.	Sales & Trading	Global Transaction Banking & Corporate Finance	Private and Commercial Clients	Postbank	Wealth Manage- ment	Asset Manage- ment	Others	Total
Balance as of January 1, 2017	0	532	0	0	564	3,006	1	4,103
Goodwill acquired during the year	0	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0	0
Transfers	6	(6)	0	0	0	0	0	0
Reclassification from (to) “held for sale”	0	(3)	0	0	0	0	0	(3)
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0	(6)	0	(6)
Impairment losses[1]	(6)	0	0	0	0	0	0	(6)
Exchange rate changes/other	0	(52)	0	0	(22)	(231)	0	(306)
Balance as of December 31, 2017	0	471	0	0	541	2,768	1	3,782
Gross amount of goodwill	2,780	1,485	1,077	2,086	541	3,232	1	11,203
Accumulated impairment losses	(2,780)	(1,014)	(1,077)	(2,086)	0	(464)	0	(7,422)
Balance as of January 1, 2018	0	471	0	0	541	2,768	1	3,782
Goodwill acquired during the year	0	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	0	0	0
Reclassification from (to) “held for sale”	0	0	0	0	(4)	0	0	(4)
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0	0	0	0
Impairment losses[1]	0	0	0	0	0	0	0	0
Exchange rate changes/other	0	18	0	0	5	74	0	98
Balance as of December 31, 2018	0	489	0	0	543	2,843	1	3,876
Gross amount of goodwill	2,889	1,539	1,076	2,086	543	3,314	1	11,449
Accumulated impairment losses	(2,889)	(1,051)	(1,076)	(2,086)	0	(471)	0	(7,573)

[1] Impairment losses of goodwill are recorded as impairment of goodwill and other intangible assets in the income statement.

In addition to the primary CGUs, the segment CIB includes goodwill resulting from the acquisition of a nonintegrated investment which is not allocated to the respective segment’ primary CGU. Such goodwill is summarized as “Others” in the table above.

Changes in goodwill for both 2017 and 2018 mainly reflected exchange rate fluctuations, predominantly related to the translation of goodwill held in USD.

In 2016, changes in goodwill mainly included impairments of € 785 million in Sales & Trading (S&T) (€ 285 million) and Asset Management (€ 500 million). The impairment in S&T was the result of a transfer of certain businesses from Asset Management to S&T in the second quarter 2016. The transfer resulted in the reassignment of € 285 million of goodwill from Asset Management based on relative values in accordance with IFRS. The subsequent impairment review of S&T led to an impairment loss of € 285 million of the reassigned goodwill. The goodwill impairment in Asset Management was recorded in the fourth quarter 2016 in relation to the sale of the Abbey Life business and the formation of a disposal group held for sale. Immediately before its initial classification as a disposal group, the carrying amounts of all assets and liabilities included in the Abbey Life disposal group were measured and recognized in accordance with applicable IFRS. With the sale of Abbey Life to close for an amount lower than its carrying amount, the proportion of Asset Management CGU goodwill attributable to the Abbey Life business was not expected to be recovered upon sale of the disposal group. Accordingly, the allocated goodwill amount of € 500 million as well as other intangible assets (value of business acquired, VOBA) of € 515 million included in the disposal group were considered impaired and written-off through Impairment of goodwill and other intangible assets.

Goodwill Impairment Test

For the purposes of impairment testing, goodwill acquired in a business combination is allocated to CGUs. On the basis as described in Note 1 “Significant Accounting Policies and Critical Accounting Estimates”, the Group’s primary CGUs are as outlined above. “Other” goodwill is tested individually for impairment on the level of each of the nonintegrated investments. Goodwill is tested for impairment annually in the fourth quarter by comparing the recoverable amount of each goodwill-carrying CGU with its carrying amount. In addition, in accordance with IAS 36, the Group tests goodwill whenever a triggering event is identified. The recoverable amount is the higher of a CGU’s fair value less costs of disposal and its value in use.

The annual goodwill impairment tests conducted in 2018 and 2017 did not result in an impairment loss on the Group’s primary goodwill-carrying CGUs as the recoverable amounts of these CGUs were higher than the respective carrying amounts.

A review of the Group’s strategy or certain political or global risks for the banking industry such as a return of the European sovereign debt crisis, uncertainties regarding the implementation of already adopted regulation and the introduction of legislation that is already under discussion as well as a slowdown of GDP growth may negatively impact the performance forecasts of certain of the Group’s CGUs and, thus, could result in an impairment of goodwill in the future.

Carrying Amount

The carrying amount of a primary CGU is derived using a capital allocation model based on the Shareholders’ Equity Allocation Framework of the Group (please refer to Note 4, “Business Segments and Related Information” for more details). The allocation uses the Group’s total equity at the date of valuation, including Additional Tier 1 Notes (“AT1 Notes”), which constitute unsecured and subordinated notes of Deutsche Bank and which are classified as Additional equity components in accordance with IFRS. Total equity is adjusted for specific effects related to nonintegrated investments, which are tested separately for impairment as outlined above, and for an add-on adjustment for goodwill attributable to noncontrolling interests.

Recoverable Amount

The Group determines the recoverable amounts of its primary CGUs on the basis of the higher of value in use and fair value less costs of disposal (Level 3 of the fair value hierarchy). It employs a discounted cash flow (DCF) model, which reflects the specifics of the banking business and its regulatory environment. The model calculates the present value of the estimated future earnings that are distributable to shareholders after fulfilling the respective regulatory capital requirements. The recoverable amounts also include the fair value of the AT1 Notes, allocated to the primary CGUs consistent to their treatment in the carrying amount.

The DCF model uses earnings projections and respective capitalization assumptions based on five-year financial plans as well as longer term expectations on the impact of regulatory developments, which are discounted to their present value. Estimating future earnings and capital requirements involves judgment and the consideration of past and current performances as well as expected developments in the respective markets, and in the overall macroeconomic and regulatory environments. Earnings projections beyond the initial five-year period are, where applicable, adjusted to derive a sustainable level and the cash flow to equity is assumed to increase by or converge towards a constant long-term growth rate of up to 3.1% (2017: 3.2%). This is based on projected revenue forecasts of the CGUs as well as expectations for the development of gross domestic product and inflation, and is captured in the terminal value.

Key Assumptions and Sensitivities

Key Assumptions: The DCF value of a CGU is sensitive to the earnings projections, to the discount rate (cost of equity) applied and, to a much lesser extent, to the long-term growth rate. The discount rates applied have been determined based on the capital asset pricing model and comprise a risk-free interest rate, a market risk premium and a factor covering the systematic market risk (beta factor). The values for the risk-free interest rate, the market risk premium and the beta factors are determined using external sources of information. CGU-specific beta factors are determined based on a respective group of peer companies. Variations in all of these components might impact the discount rates.

Primary goodwill-carrying cash-generating units

Discount rate (post-tax)
	2018	2017
Global Transaction Banking & Corporate Finance	8.8%	8.8%
Wealth Management	9.0%	9.1%
Asset Management	9.7%	10.0%

Management determined the values for the key assumptions in the following table based on a combination of internal and external analysis. Estimates for efficiency and the cost reduction program are based on progress made to date and scheduled future projects and initiatives.

Primary goodwill- carrying cash-generating unit	Description of key assumptions	Uncertainty associated with key assumptions and potential events/circumstances that could have a negative effect
Wealth Management

Strategy continuously monitored to reflect key market trends and developments including global wealth creation and concentration, digitalization, aging population, transfer to next generation, product trends (e.g., ESG) as well as competitor activity and benchmarking

Growth plans supported by continuous strengthening of our risk and control functions

Multi-year organic investment program to expand our front-office staff focused in key growth markets where we have a distinctive and attractive client offering

Continued focus on expanding business with high net worth and ultra-high net worth clients via a more segmented approach

Building out of global investment advisory solutions as well as increasing revenues from collaboration between divisions (esp. CIB)

Continued deployment of balance sheet for WM lending proposition

Targeted investments in enhancing client experience through new digital offering, efficient on-boarding, broad product offering as well as approaching clients with a more nuanced client service model

Benefit from cost savings coming through re-organization of our product and coverage teams into three regions (Americas, Europe, Emerging Markets)

Major industry threats, i.e., market and exchange rate volatility, significant technological developments, geopolitical uncertainty

Investors holding assets out of the markets, a retreat to cash or simpler, lower fee products, and reduced trading activity

Business/execution risks, i.e., under achievement of net new money targets from market uncertainty, franchise instability, adverse developments, loss of high quality relationship managers

Cost savings following efficiency gains and expected IT/ process improvements not realized to the extent planned

Asset Management

Deliver strong investment product performance

Expand product suite in growth areas (e.g. alternatives, multi assets, passive, ESG investment schemes) while consolidating non-core strategies

Consistent net flows leveraging market share leadership in Germany and the rest of Europe, while expanding coverage in Asia Pacific and focused growth in the Americas

Diversification of intermediary coverage towards high growth channels and deployment of digital solutions to serve new channels

Further efficiency through improved core operating processes, platform optimization and product rationalization

Anticipation of further headwinds in the asset management industry as a result of the changing regulatory environment

Challenging market environment and volatility unfavourable to our investment strategies

Unfavourable margin development and adverse competition levels in key markets and products beyond expected levels

Business/execution risks, e.g., under achievement of net flow targets from market uncertainty, loss of high quality client facing employees, unfavourable investment performance, lower than expected efficiency gains

Uncertainty around regulation and its potential implications not yet anticipated

Global Transaction Banking & Corporate Finance

GTB

Expectation to benefit from positive interest rate development in EU and the U.S. starting 2019 (largely U.S.), with increasing impacts in outer plan years

Invest in technology transformation of core architecture (scale & client experience; security & controls) and build liquidity / collateral / risk management platforms

Build-out product enhancements and offering; improve client wallet penetration internationally

Liquidity and deposit initiatives, specifically in Cash management

Continued Trade flow momentum and growth in structured trade book

Improve client coverage across products (aligned to overall strategy of the newly created Institutional & Treasury coverage)

CF

Plan assumes slightly lower global revenue pool in 2019 compared to 2018, then modest increases in outer years

DB expected to gain back market share across products post implementation of strategic updates in 2018

Build on momentum in market share growth in 2018 in leveraged finance

IG refinancing opportunity (maturity walls in 2019) with outstanding IG debt levels still high

Opportunities to regain / win market share in:

Cross border business, where DB has been historically strong, but lost momentum in 2018

Financial sponsors (Global capital markets), where DB gained share in 2018

Generic

Macro environment remains challenging, particularly in Europe

Risk from the exit process of the U.K. from the European Union

Potential adverse macroeconomic and geopolitical developments impacting trade volumes, interest rates and foreign exchange movements

GTB

Further potential margin compression

DB funding costs remaining higher

Potential DB driven resource constraints limiting growth

Compression of CTB budgets

CF

Lower than expected Corporate Finance fee pool development

Deterioration of global credit

Sensitivities: In order to test the resilience of the recoverable amount, key assumptions used in the DCF model (for example, the discount rate and the earnings projections) are sensitized. Management believes that no reasonable possible changes in key assumptions could cause an impairment loss.

Other Intangible Assets

Changes of other intangible assets by asset classes for the years ended December 31, 2018, and December 31, 2017

	Purchased intangible assets							Internally generated intangible assets	Total other intangible assets
	Unamortized			Amortized				Amortized
in € m.	Retail investment management agreements	Other	Total unamortized purchased intangible assets	Customer- related intangible assets	Contract- based intangible assets	Software and other	Total amortized purchased intangible assets	Software
Cost of acquisition/ manufacture:
Balance as of January 1, 2017	1,094	440	1,534	1,431	70	871	2,372	6,235	10,140
Additions	0	0	0	15	0	48	63	1,360	1,423
Changes in the group of consolidated companies	0	0	0	0	0	(35)	(35)	(171)	(206)
Disposals	0	0	0	0	0	21	21	121	142
Reclassifications from (to) “held for sale”	0	0	0	(6)	0	0	(6)	0	(6)
Transfers	0	(0)	(0)	1	0	50	51	(42)	9
Exchange rate changes	(131)	(1)	(132)	(77)	(0)	(12)	(89)	(237)	(457)
Balance as of December 31, 2017	963	440	1,402	1,364	70	901	2,335	7,024	10,761
Additions	0	0	0	12	0	44	56	1,242	1,298
Changes in the group of consolidated companies	0	0	0	0	0	(0)	(0)	0	(0)
Disposals	0	0	0	0	0	126	126	725	851
Reclassifications from (to) “held for sale”	0	0	0	0	0	(7)	(7)	(20)	(27)
Transfers	0	2	2	(3)	0	(213)	(215)	190	(24)
Exchange rate changes	48	0	48	10	0	5	15	102	165
Balance as of December 31, 2018	1,010	441	1,451	1,384	70	603	2,058	7,814	11,322
Accumulated amortization and impairment:
Balance as of January 1, 2017	276	424	700	1,363	65	715	2,143	2,418	5,261
Amortization for the year	0	0	0	34	4	27	65	870	935[1]
Changes in the group of consolidated companies	0	0	0	0	0	(35)	(35)	(171)	(206)
Disposals	0	0	0	0	0	19	19	81	99
Reclassifications from (to) “held for sale”	0	0	0	(4)	0	0	(4)	0	(4)
Impairment losses	0	15	15	0	0	0	0	42	57[2]
Reversals of impairment losses	0	0	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	41	41	(35)	6
Exchange rate changes	(33)	(0)	(33)	(72)	(0)	(12)	(84)	(129)	(246)
Balance as of December 31, 2017	243	439	682	1,321	69	718	2,108	2,914	5,704
Amortization for the year	0	0	0	21	1	40	61	1,034	1,095[3]
Changes in the group of consolidated companies	0	0	0	0	0	(0)	(0)	0	(0)
Disposals	0	0	0	0	0	125	125	724	850
Reclassifications from (to) “held for sale”	0	0	0	0	0	(7)	(7)	(20)	(27)
Impairment losses	0	0	0	0	0	0	0	42	42[4]
Reversals of impairment losses	0	0	0	0	0	0	0	0	0
Transfers	0	0	0	6	0	(136)	(129)	139	10
Exchange rate changes	12	0	12	10	0	5	14	57	83
Balance as of December 31, 2018	255	439	694	1,358	70	494	1,922	3,442	6,057
Carrying amount:
As of December 31, 2017	719	1	720	43	1	183	227	4,110	5,057
As of December 31, 2018	755	2	757	26	0	109	136	4,372	5,265

[1] The € 935 million were included in general and administrative expenses.

2 Of which € 42 million were related to the impairment of self-developed software, recorded in general and administrative expenses, and € 15 million referring to the impairment of a non-amortizing trade-mark intangible asset which is included under impairment of goodwill and other intangible asset.

[3] The € 1.1 billion were included in general and administrative expenses.

[4] The € 42 million were related to the impairment of self-developed software, recorded in general and administrative expenses.

Amortizing Intangible Assets

In 2018, amortizing other intangible assets increased by a net € 171 million. This was in particular driven by additions to internally generated intangible assets of € 1.2 billion resulting from the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. Offsetting were amortization expenses of € 1.1 billion, mostly for the scheduled consumption of capitalized software (€ 1.1 billion). The reassessment of current platform software as well as software under construction led to the impairment of self-developed software (€ 42 million). Furthermore, the weakening of the Euro against major currencies accounted for positive exchange rate changes of € 82 million increasing the net book value of amortizing intangible assets.

In 2017, amortizing other intangible assets increased by a net € 291 million. This was mainly driven by additions to internally generated intangible assets of € 1.4 billion, offset by amortization expenses of € 935 million, in particular for the scheduled consumption of capitalized software (€ 897 million). The reassessment of current platform software as well as software under construction led to the impairment of self-developed software (€ 42 million). Furthermore, the strengthening of the Euro accounted for negative exchange rate changes of € 113 million reducing the net book value of amortizing intangible assets.

In 2016, amortizing other intangible assets decreased by a net € 327 million. Main components of this development included increases due to additions to internally generated intangible assets of € 1.5 billion, which represent the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. These were offset by amortization expenses of € 815 million, mostly related to the scheduled asset consumption of self-developed software (€ 679 million), and impairment charges of € 580 million, mainly reflecting the write-off of the value of business acquired (VOBA; € 515 million) as a consequence of the Abbey Life disposal (Asset Management). Furthermore, the reassessment of current platform software as well as software under construction, led to the writedown of self-developed software (€ 60 million). In advance of the sale of the NCOU legacy investment in Maher Terminals’ Port Elizabeth operation in the fourth quarter 2016, its reclassification to the held-for-sale category in the third quarter 2016 had led to a net reduction of € 497 million in contract-based and trade name other intangible assets.

Other intangible assets with finite useful lives are generally amortized over their useful lives based on the straight-line method.

Useful lives of other amortized intangible assets by asset class

Useful lives in years
Internally generated intangible assets:
Software	up to 10
Purchased intangible assets:
Customer-related intangible assets	up to 20
Contract-based intangible assets	up to 8
Other	up to 80

Unamortized Intangible Assets

Within this asset class, the Group recognizes certain contract-based and marketing-related intangible assets, which are deemed to have an indefinite useful life.

In particular, the asset class comprises the below detailed investment management agreements related to retail mutual funds and certain trademarks. Due to the specific nature of these intangible assets, market prices are ordinarily not observable and, therefore, the Group values such assets based on the income approach, using a post-tax DCF-methodology.

Retail investment management agreements: These assets, amounting to € 755 million, relate to the Group’s U.S. retail mutual fund business and are allocated to the Asset Management CGU. Retail investment management agreements are contracts that give DWS Group investments the exclusive right to manage a variety of mutual funds for a specified period. Since these contracts are easily renewable, the cost of renewal is minimal, and they have a long history of renewal, these agreements are not expected to have a foreseeable limit on the contract period. Therefore, the rights to manage the associated assets under management are expected to generate cash flows for an indefinite period of time. This intangible asset was recorded at fair value based upon a valuation provided by a third party at the date of acquisition of Zurich Scudder Investments, Inc. in 2002.

The recoverable amount of the asset of € 755 million (2017: € 719 million) was calculated as fair value less costs of disposal using the multi-period excess earnings method and the fair value measurement was categorized as Level 3 in the fair value hierarchy. The key assumptions in determining the fair value less costs of disposal include the asset mix, the flows forecast, the effective fee rate and discount rate as well as the terminal value growth rate. The discount rates (cost of equity) applied in the calculation were 10.0 % in 2018 and 11.0 % in 2017. The terminal value growth rate applied for 2018 is up to 4.0 % compared to 4.0 % in 2017. The reviews of the valuation for the years 2018 and 2017 neither resulted in any impairment nor a reversal of prior impairments.

Trademarks: The other unamortized intangible assets had included the Postbank (allocated to CGU Postbank) and the Sal. Oppenheim (allocated to CGU WM) trademarks, which were both acquired in 2010. The Postbank trademark was initially recognized in 2010 at € 382 million. In finalizing the purchase price allocation in 2011, the fair value of the Postbank trademark increased to € 410 million. The Sal. Oppenheim trademark was recognized at € 27 million. Since both trademarks were expected to generate cash flows for an indefinite period of time, they were classified as unamortized intangible assets. Both trademarks were recorded at fair value at the acquisition date, based on third party valuations. The recoverable amounts were calculated as the fair value less costs of disposal of the trademarks based on the income approach using the relief-from-royalty method. Reflecting the change in strategic intent and the expected deconsolidation of Postbank, the Postbank trademark (€ 410 million) was fully written off in the third quarter 2015. Following a review of the valuation model for the Sal. Oppenheim trademark, a write-down of € 6 million was recorded in the fourth quarter 2015. The discontinuation of its use outside the German market led to a further write-down of € 6 million recorded in the fourth quarter 2016. As the Group had announced on October 26, 2017 its intention to integrate the Sal. Oppenheim franchise into Deutsche Bank during 2018 and to no longer maintain the Sal. Oppenheim brand, the book value of the trademark (€ 15 million) was considered impaired and fully written off in the fourth quarter 2017.